SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 8, 2005
                                                -------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
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               (Exact name of Registrant as specified in charter)


       New Jersey                   0-6729                    22-1737915
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(State or other jurisdic-        (Commission                 (IRS Employer
 tion of incorporation)          File Number)              Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 20.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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02


Item 1.01       Entry Into Material Definitive Agreements

Item 1.02       Termination of Material Definitive Agreements

Item 3.02       Unregistered Sale of Equity Securities

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers

Item 5.03       Amendments to Articles of Incorporation

     First Montauk Financial Corporation ("First Montauk" or "Registrant") has completed several definitive agreements as of February 8, 2005 that include changes to its management, the approval of new senior management employment agreements, and the issuance of unregistered securities.

     First Montauk has entered into a Separation Agreement as of February 8, 2005 with William J. Kurinsky, which provides for Mr. Kurinsky to terminate his employment with the Registrant effective immediately. Under the terms of the Separation Agreement, Mr. Kurinsky has agreed to relinquish his position as Chief Executive Officer of First Montauk and its subsidiaries, including its broker dealer subsidiary First Montauk Securities Corp. Mr. Kurinsky will remain as a director of the Registrant. The Separation Agreement was approved by the Registrant's Board of Directors on February 8, 2005.

     First Montauk had previously announced on Form 8-K dated October 12, 2004 that it had entered into a letter of intent to merge with Olympic Cascade Financial Corporation. First Montauk and Olympic Cascade are negotiating the final terms of the transaction. The announced transaction is subject to shareholder and regulatory approval. The Board and Mr. Kurinsky agreed that a change in leadership of the Company was in the best interests of the shareholders whether or not the merger is completed. Moreover, the transactions set forth in the Separation Agreement with Mr. Kurinsky would facilitate the pending transaction with Olympic Cascade since the potential financial obligations that would be incurred in the event of a change in control of the Company under Mr. Kurinsky's existing employment agreement would significantly exceed the financial obligations under the Separation Agreement.

     The Separation Agreement also includes the following provisions:

     Mr. Kurinsky's employment agreement dated January 1, 2004, which had a term set to expire in December 2008, will be terminated in full.

     Mr. Kurinsky will be retained as a consultant to the Registrant for a term of two years with consulting fee of approximately $12,600 per month.

     Mr. Kurinsky will be issued an aggregate of 197,824 shares of a newly created class of Series B Preferred Stock, par value $0.10 per share, which will have a deemed issue price of $1,000,000, and will be convertible into Common Stock on the basis of ten shares of Common Stock for each share of Series B Preferred Stock. The Series B Stock also provides that the Series B Preferred shares have voting rights based upon the number of shares of Common Stock into which it would be converted. The Series B Preferred Stock also includes a cumulative dividend of 8% per year. The shares are restricted securities under the Securities Act of 1933 and the regulations of the SEC and the Registrant relied upon the exemption from registration under Section 4(2) of the Securities Act of 1933 to issue the shares of Series B Preferred Stock. The Series B Preferred Stock also includes a provision that it will be converted into a similar class of preferred stock of Olympic Cascade if the merger is completed, subject to the exchange ratio in the merger. The Series B Preferred Stock was authorized by the Board out of, and in accordance with, the Registrants authorized but undesignated class of preferred stock under its certificate of incorporation.
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03


     The Registrant will issue to Mr. Kurinsky a promissory note in the principal amount of $200,000 payable in one year and bears interest at 8% per annum.

     The Company will make a lump sum cash payment to Mr. Kurinsky in the amount of $136,000.

     Mr. Kurinsky's existing options to purchase 325,000 shares of Common Stock of the Registrant with exercise prices of between $0.83 to $2.00 per share, will be terminated and Mr. Kurinsky, in connection with his services as a consultant, will receive new options to purchase an aggregate of 200,000 shares of Common Stock with an exercise price of $0.83 per share. The new options will have a three year exercise term. Mr. Kurinsky's existing restricted stock grant of 250,000 common shares will also immediately vest.

     The Registrant will continue to pay for the benefits such as health and medical plans that Mr. Kurinsky was otherwise entitled to under his employment agreement for a period of 24 months.

     Mr. Kurinsky will be entitled to receive his portion of the securities that he would have been entitled to in the Registrant's corporate finance bonus pool and also his pro rata bonus which he had been entitled to under his employment agreement through his date of termination.

     The Registrant and Mr. Kurinsky have also exchanged mutual releases except to the extent each has reserved their rights as provided in the Separation Agreement.

     In  connection  with Mr.  Kurinsky's  termination  as the  Chief  Executive
Officer, the Board approved the appointment of Mr. Victor K. Kurylak as the Registrant's Chief Executive Officer. Mr. Kurylak currently serves as the Registrant's President and Chief Operating Officer. The Board also approved a new employment agreement for Mr. Kurylak and the issuance, as a bonus payment for the performance of the Registrant for the year ended December 31, 2004, and in consideration of Mr. Kurylak assuming the position of Chief Executive Officer, 1,000,000 shares of Common Stock. His prior agreement entered into effective January 1, 2004 was terminated. Mr. Kurylak agreed to the cancellation of 250,000 of his outstanding stock options with an exercise price of $0.75 per share. The 1,000,000 shares vest in annual increments of one third commencing on February 1, 2005. In the event of a change of control of the Company, all unvested shares would vest.

     Under the terms of Mr. Kurylak's employment agreement, which has a term of three years expiring December 31, 2007 and is effective as of February 8, 2005, Mr. Kurylak receives a base salary of $275,000 per year, subject to annual increases of 10% provided the Registrant has net profits of at least $500,000 per annum. In addition, Mr. Kurylak is entitled to receive medical and other benefits which the Company has is effect for its executives, as well as other benefits and automobile expenses. Mr. Kurylak is entitled to participate in the Registrant's executive bonus pool which has been established by the Board to constitute 15% of the net pre tax profit of the Company and would receive a bonus from such pool as determined by the Compensation Committee. Further, Mr. Kurylak may purchase, for a nominal sum, a portion of the securities earned by the Registrant's broker dealer subsidiary in connection with its corporate finance activities.

     In the event of termination without cause, Mr. Kurylak would be entitled to a severance payment consisting of accrued compensation, continuation of his benefits and payment of his base salary for a period of the greater of three months or the unexpired term.

     The Board also appointed Mindy Horowitz as acting Chief Financial Officer. Ms Horowitz was previously senior vice president of finance.

     The Registrant also agreed to new employment agreements with three senior executive officers, namely, Robert Rabinowitz, Mindy Horowitz and Brian Cohen. Mr. Rabinowitz serves as Vice President, General Counsel and Secretary; Ms. Horowitz serves as Chief Financial Officer and Mr. Cohen serves as Senior Vice President-Information Systems. The Board also approved restricted stock awards to each of these persons, of 100,000 shares as a performance bonus award and as an incentive to continue their employment with the Company. The agreements are for one year terms ending February 8, 2006 and are renewable for successive one year terms unless the Registrant provides 120 prior notice of its intention not to renew the agreements.

     Mr. Rabinowitz is entitled to a base salary of $190,000 per year and is eligible to participate in the Registrant's bonus and option plans, receives health and benefits as provided to the Registrant's executives and is entitled to a car allowance. In the event of termination of his employment without cause, Mr. Rabinowitz would be entitled to receive a severance payment equal to the sum of (i) one year's salary and (ii) his portion of the bonus pool payments he would otherwise be entitled to and (iii) payment of the costs of health and other benefits for 12 months.

     The agreements with Ms. Horowitz and Mr. Cohen have similar terms except that Ms. Horowitz receives a base salary of $140,000 and Mr. Cohen receives a base salary of $130,000.
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Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

            Exhibit No.           Description of Document

            3.1 Form of Certificate of Amendment of Certificate of Designation of Rights and Preferences of Series B Preferred Stock.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 9, 2005                   First Montauk Financial Corp.
                                          (Registrant)


                                          By /s/ Victor K. Kurylak
                                            ------------------------------------
                                            Victor K. Kurylak, Chief Executive
                                             Officer and President

                                                                Exhibit 3.1
                          FIRST MONTAUK FINANCIAL CORP.
                    CERTIFICATE OF AMENDMENT TO DESIGNATE THE
                        RELATIVE RIGHTS, PREFERENCES AND
                        LIMITATIONS AND NUMBER OF SHARES
                                       OF
                 SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK

                   (Pursuant to Section l4A:7-2 of the General
                  Corporations Law of the State of New Jersey)


     First Montauk Financial Corp., a corporation organized and existing under the laws of the State of New Jersey, DOES HEREBY CERTIFY THAT:

     FIRST: The name of the Corporation is First Montauk Financial Corp.

     SECOND: Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation under the provisions of l4A:7-2(2) of the General Corporations Law of the State of New Jersey, all of the Directors of the Corporation, duly adopted, the following resolution:

          RESOLVED,  that  pursuant  to the  authority  vested  in the  Board of
     Directors of this Corporation by Section l4A:7-2 of the General Corporations Law of the State of New Jersey and in accordance with the provisions of its Certificate of Incorporation, a class of preferred stock of this Corporation to be known as Series B Convertible Redeemable Preferred Stock, is hereby created and provided for, to be limited in amount to 445,102 shares and this Board of Directors hereby fixes, states and expresses the terms, designation, relative rights, preferences and limitations of such Class in the particulars required by but not specifically set forth in said Certificate of Incorporation, or any amendment thereto, as follows:

     1. Designation.

     The designation of this class of preferred shares shall be "Series B Convertible Redeemable Preferred Stock", par value $0.10 per share (the "Series B Preferred Stock").

     2. Dividends

     (a) Holders of shares of the Series B Preferred Stock shall be entitled to receive, if and when declared payable from time to time by the Board of Directors from funds legally available therefor, dividends in cash at the rate of 8% per share per annum (computed on the basis of a 360 day year for the actual number of days elapsed), and no more, payable quarterly on the 1st day of January, April, July and October in each year (unless such day is not a business day, in which event on the next business day) commencing on April 1, 2005, to holders of record as they appear on the register for the Series B Preferred Stock on the 15th of December, the 15th of March, the l5th of June or the 15th of September immediately preceding the dividend payment date. A quarterly dividend period shall begin on the day following each dividend payment date set forth above and end on the next succeeding dividend payment date. If dividends shall not have been paid, or declared and set apart for payment, upon each outstanding share of the Series B Preferred Stock at the aforesaid rates, such deficiency shall be cumulative in full (and thereby accumulate).

     (b) Such dividends shall be payable before any cash dividends shall be declared or paid upon or set apart for the common stock, no par value, or such other stock into which said common stock may be converted, issued and outstanding of the Corporation (the "Common Stock"), so that if at any time any dividends upon the outstanding shares of Series B Preferred Stock at the rate of 8% per annum shall not have been paid thereon or declared and set apart therefor with respect to all preceding dividend periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, but excluding stock dividends payable in Common Stock, shall be declared or paid upon, or set apart for, the Common Stock.
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02


     (c) Notwithstanding anything to the contrary in this Certificate of Designation, the declaration and payment of any and all dividends of the Series B Preferred Stock shall be on a parity with the right to receive, and the payment of, any dividend upon the Corporation's Series A Preferred Stock.

     3. Redemption.

     (a) Optional Redemption. Other than in connection with a merger or consolidation of the Company with another entity ("Survivor") which results in the shareholders of the Company receiving securities of a Survivor which are listed for trading (or quotes for the securities may be obtained) on an exchange, on the Nasdaq Stock Market, the Over the Counter Bulletin Board or the "Pink Sheets" , and the Survivor is a reporting company under the Securities Exchange Act of 1934, as amended, in the event the Corporation ceases to be a reporting company under the Securities Exchange Act of 1934, as amended, or its Common Stock ceases to be publicly traded for any reason (each, a "Redemption Event"), each Holder of the Series B Preferred Stock will have the right to require the Corporation to redeem all or a portion of such Holder's Series B Preferred Stock by paying to such holder in cash an amount per share equal to the Issue Price (as defined in this Certificate of Designation) plus all accrued but unpaid dividends to the date of redemption (the "Redemption Price"). At any time within 180 days following the occurrence of a Redemption Event, a Holder of the Series B Preferred Stock may send a notice to the Corporation stating that such Holder elects to have the Corporation redeem all or a portion of such Holder's Series B Preferred Stock. Such notice shall state, among other things, the date of redemption (the "Redemption Date"), which shall be not less than 15 nor more than 30 days from the date of such notice. Each Holder of Series B Preferred Stock electing redemption pursuant to this Section 3(a) shall deliver to the Corporation not less than three (3) business days prior to the Redemption Date original certificates representing the shares of Series B Preferred Stock being redeemed. On the Redemption Date, the Corporation shall deliver the Redemption Price to the Holders of Series B Preferred Stock electing redemption. After the Redemption Date, dividends will cease to accrue on the shares of Series B Preferred Stock submitted for redemption, unless the Corporation defaults in the payment of the Redemption Price, the Corporation will pay interest on the entire amount of the Redemption Price at the rate of 10% per annum from the Redemption Date until the date of payment in full of the Redemption Price and all accrued and unpaid interest.

     (b) There shall be no mandatory redemption or sinking fund obligation with respect to the Series B Preferred Stock.

     4. Liquidation.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series B Preferred Stock shall be entitled to be paid $5.055 per share, and no more, in cash and/or in property taken at its fair value as determined by the Board of Directors, at the election of the Board of Directors. If such payment shall have been made in full to the holders of the Series B Preferred Stock, and if payment shall have been made in full to the holders of any Senior Stock of all amounts to which such holders shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock, according to their respective shares and priorities. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distributable among the holders of all outstanding shares of the Series B Preferred Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after the distributions to holders of any Senior Stock of the full amounts to which they may be entitled shall be distributed among the holders of the Series B Preferred Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation into or with another corporation, entity or other entities, nor the sale of all or substantially all of the assets of the Corporation shall be deemed a 1iquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 4. Notwithstanding anything herein to the contrary, except as provided in Section 5(d) below, while any shares of Series B Preferred Stock are outstanding, the Corporation shall not establish any Senior Stock without the prior affirmative vote of a majority of the holders of the shares of Series B Preferred Stock.

     5. Voting Rights.

     The holders of record of shares of Series B Preferred Stock shall be entitled to the following voting rights:

     (a) The holders of the Series B Stock shall be entitled to vote together with the Common Stock of the Corporation on all matters on which the Corporation's shareholders are entitled to vote. For purposes of this Section 5, the number of votes to which holders of the Series B Preferred Stock shall be entitled to cast shall be based upon the Conversion Rate then in effect.
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03


     (b) Except as otherwise provided in Section 5(d) below, so long as any shares of Series B Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required under the New Jersey Business Corporation Act, without first obtaining the approval of at least a majority of the then outstanding shares of Series B Preferred Stock, given in person or by proxy either by written consent or at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not (A) amend, alter or repeal any provisions of the Series B Preferred Stock, Certificate of Incorporation or Bylaws so as to adversely affect any of the preferences, rights, powers or privileges of the Series B Preferred Stock or the holders thereof, (B) create, authorize or issue any other class or series of preferred stock on a parity with, or having greater or preferential rights than, the Series B Preferred Stock with respect to liquidation or dividends, (C) directly or indirectly, redeem, repurchase or otherwise acquire for value, or set aside for payment or make available for a sinking fund for the purchase or redemption of, any stock ranking junior to or on a parity with the Series B Preferred Stock, or (D) enter into any agreement which would prohibit or restrict the Corporation's right to pay dividends on the Series B Preferred Stock.

     (c) As otherwise provided by the New Jersey Business Corporation Act.

     (d) The holders of the Series B Preferred Stock agree that notwithstanding anything to the contrary in this Certificate of Designation or under the New Jersey Business Corporation Act, the Corporation, and/or a successor corporation in the event of a merger of the Corporation with another corporation which merger is approved by the Board of Directors of the Corporation within 90 days of the Issue Date, shall have the right to establish a class of Senior Stock with liquidation and dividend rights which are senior to and superior to the Series B Preferred Stock, provided that such Senior Stock is issued in connection with a financing resulting in net proceeds to the Corporation (and/or its successor in the case of a merger of the Corporation) of not less than $3 million in the aggregate, which financing is completed on or before September 1, 2005.

     6. Conversion.

     (a) Optional Conversion.

     (i) Each holder of Series B Preferred Stock may, at any time after February 1, 2005, upon surrender of the certificates therefor, convert any or all of his Series B Preferred Stock into fully paid and non assessable shares of Common Stock of the Corporation at a conversion rate of ten (10) shares of Common Stock for each one (1) share of Series B Preferred Stock being converted ("Initial Conversion Rate"), subject to adjustment in accordance with Section 7 below) (as adjusted from time to time, the "Conversion Rate"). At the time of conversion of any shares of Series B Preferred stock, all cumulated but unpaid dividends shall be paid in cash to the converting shareholder.

     (ii) Such option to convert shall be exercised by surrendering for such purpose to the Corporation or its agent, the certificate(s) representing the shares of Series B Preferred Stock to be converted, duly endorsed in blank or accompanied by proper instruments of transfer, and at the time of such surrender, the person exercising such option to convert shall be deemed to be the holder of record of the Common Stock issuable on such conversion, notwithstanding that the certificates representing such Common Stock shall not then be actually delivered to him. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of shares of this Series surrendered for conversion at one time by the same holder, the Corporation shall pay in such case an amount equal to the sum of the current market price of the Corporation's Common Stock multiplied by a number equal to the fraction of a share.

     (b) Automatic Conversion

     Each share of Series B Preferred Stock shall automatically be converted into shares of the Corporation's Common Stock, at the then applicable Conversion Rate, without any action by the holder, if (i) (a) the Closing Price (as defined in Article Third below) of the Corporation's Common Stock, as defined below, is $1.01 or more for 60 consecutive trading days and the average and the average daily trading volume for the Corporation's Common Stock during such 60 day trading period exceeds 20,000 shares; or (b) the Closing Price of the Corporation's Common Stock exceeds $1.26 for 60 consecutive trading days and the average daily trading volume for the Corporation's Common Stock during such 60 day trading period exceeds 10,000 shares; or (c) the Closing Price for the Corporation's Common Stock exceeds $1.51 for 60 consecutive trading days and
(ii) the shares issuable upon conversion of the Series B Preferred Stock are registered for public sale by the holder under the Securities Act of 1933, as amended. The date of any such automatic conversion in accordance with this
Section 6 (b) shall be defined as an "Automatic Conversion Date". Commencing on the Automatic Conversion Date, each certificate for Series B Preferred Stock shall be deemed to represent the number of shares of Common Stock into which the

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04


Series B Preferred Stock represented by such certificate shall be convertible at the then applicable Conversion Rate; and the Corporation shall treat all certificates for Series B Preferred Stock as certificates for the maximum number of shares of Common Stock into which the Series B Preferred Stock originally represented by such certificate was convertible. At the time of conversion all cumulated but unpaid dividends shall be paid in cash to the converting Preferred Shareholder.

     (c) The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series B Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved In the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred Stock in respect of which such shares are being issued.

     (d) The Corporation shall reserve at all times so long as any shares of Series B Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series B Preferred Stock.

     7. Adjustments to Conversion Rate.

     (a) The Initial Conversion Rate provided for in this Section 7 hereof shall be deemed the Issue Price for each share of Series B Preferred Stock.

     (b) The Initial Conversion Rate and the number and kind of securities into which the Series B Preferred Shares are convertible shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Conversion Rate in effect at any time and the number and kind of securities into which the Series B Preferred stock is convertible shall be subject to adjustment as follows:

     (i) In case the Corporation shall (A) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (B) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (C) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of Series B Preferred Shares after such date shall be entitled to receive the aggregate number and kind of shares which, if the Series B Preferred Stock had been converted by such shareholder immediately prior to such date, he would have owned upon such conversion and been entitled to receive upon such dividend, subdivision, combination or reclassification.

     (ii) In the event that the Corporation shall sell or issue, after the date of initial issuance of shares of Series B Preferred Stock, Common Stock Equivalents or rights, options, warrants or convertible securities (or options to acquire convertible securities) containing the right to subscribe for or purchase Common Stock Equivalents (excluding shares (or options therefor) issuable upon exercise of warrants, options or rights to purchase Common Stock issued to officers, directors or employees of the Corporation pursuant to a duly established employee incentive stock option or similar plan to the extent the aggregate number of shares issued or issuable upon the exercise of options and rights issued pursuant to such plans does not exceed the number of shares of Common Stock authorized under such plans) (such rights, options, warrants, or convertible securities (or options to acquire convertible securities) shall hereinafter be referred to as "New Options") at an aggregate price per Common Stock Equivalent (including any initial price and any subsequent exercise, conversion or exchange price), less than the Issue Price divided by the then applicable Conversion Rate, then the number of shares of Common Stock into which the Series B Preferred Stock is convertible shall be that number determined by multiplying the number of shares of Common Stock into which the Series B Preferred Stock would have been convertible into immediately prior to the first public announcement (or consummation of such transaction if the Common Stock is not then publicly traded) of such transaction (or the record date for determination of stockholders entitled to receive (or purchase) such New Options in the case of a distribution or issuance thereof in respect of the Corporation's capital stock) by a fraction (not to be less than one):

     (A) the numerator of which equals the product of (A) the number of shares of Common Stock Equivalents of the Corporation (other than shares issuable upon the conversion of Series B Preferred Stock) outstanding after giving effect to such sale or issuance (and assuming with respect to New Options that such New Options had been fully exercised or converted into Common Stock Equivalents, as the case may be; provided, however, that Common Stock Equivalents which are also convertible securities shall be counted only once in determining the number of shares of the Corporation outstanding) and (B) the Conversion Rate determined immediately before such public announcement date, consummation date or record date, as the case may be; and

05


     (B) the denominator of which equals the sum of (A) the product of (x) the number of shares of Common Stock Equivalents of the Corporation (other than shares issuable upon the conversion of Series B Preferred Stock) outstanding immediately before such public announcement date, consummation date or record date as the case may be (and assuming, with respect to New Options that such New Options had been fully exercised or converted into Common Stock Equivalents, as the case may be; provided, however, that Common Stock Equivalents which are also convertible securities shall be counted only once in determining the number of shares of the Corporation outstanding), and (y) the Conversion Price determined immediately before such public announcement date, consummation date or record date, as the case may be, and (B) the aggregate consideration received by the Corporation for the Common Stock Equivalents to be so issued or sold or to be purchased or subscribed for, whether directly or issuable upon exercise of such New Options. For the purposes of such adjustments, the Common Stock Equivalents which the holders of any such New Options shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such public announcement date, consummation date or record date, as the case may be, and the consideration received by the Corporation therefor shall be deemed to be the consideration received by the Corporation for such New Options, plus any underwriting discounts or selling commissions paid by the Corporation, plus the consideration or premiums stated in such New Options to be paid for the Common Stock Equivalents covered thereby, and minus the face amount of any debt securities issued to holders of such New Options in connection with the right to acquire such Common Stock Equivalents. In case the Corporation shall sell or issue Common Stock Equivalents or New Options containing the right to subscribe for or purchase Common Stock Equivalents for a consideration consisting, in whole or part, of property other than cash or its equivalent, then in determining the "consideration received by the Corporation" for purposes of this paragraph (ii), the Board shall determine the fair value of said property, and such determination, if reasonable and based upon the Board's good faith business judgment, shall be binding upon the Holder.

     In the event an adjustment is made pursuant to this Section 7(b)(ii) upon the issuance of any security convertible into or exchangeable or exercisable for Common Stock Equivalents, no subsequent adjustment shall be made upon the conversion, exchange or exercise of such security and the issuance of such Common Stock Equivalent if such subsequent adjustment would be duplicative.

     For purposes of this Section 7(b)(ii), "Common Stock Equivalents" shall mean all Common Stock and any securities (whether voting common stock or nonvoting common stock) of any class of the Corporation which has no preference in respect of amounts payable in the event of any voluntary or involuntary liquidations, dissolution or winding up of the Corporation.

     (iii) In case the Corporation shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in subsection (i) above) or subscription rights or warrants (excluding those referred to in Subsection (ii) above), then in each such case the Conversion Rate then in effect thereafter shall be determined by multiplying the rate of conversion in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by $0.5055, less the fair market value (as determined by the Corporation's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by $0.5055 per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

     (iv) Whenever the Conversion Rate of the Series B Preferred Stock is adjusted pursuant to Subsections (i), (ii) or (iii) above, the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall simultaneously be adjusted by multiplying the number of shares initially issuable upon conversion of the Series B Preferred Stock by the Conversion Rate in effect on the date hereof and dividing the product so obtained by the Conversion Rate, as adjusted.

06


     (c) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this
Section 7(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 7 to the contrary notwithstanding, the Corporation shall be entitled, but shall not be required, to make such changes in the rate of conversion, in addition to those required by this Section 7, as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this
Section 7) hereafter made by the Corporation to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

     (d) Whenever the rate of conversion is adjusted, as herein provided, the Corporation shall promptly cause a notice setting forth the adjusted rate of conversion and adjusted number of Shares issuable upon conversion of each share of Series B Preferred Stock to be mailed to the holders of the Series B Preferred Stock, at their last addresses. The Corporation may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Corporation) to make any computation required by this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     (e) Whenever the rate of conversion shall be adjusted as required by the provisions of this Section 7, the Corporation shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted rate of conversion determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by any Series B Preferred Stock shareholder, and the Corporation shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to each Series B Preferred Stock shareholder.

     (f) In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Corporation or any Subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 7(b) above), or (iv) of rights or warrants (excluding those referred to in subparagraph 7(b) above), each holder of a share of Series B Preferred Stock shall, upon the exercise of his right to convert after such record date, receive, in addition to the shares of Common Stock to which he is entitled, the amount of such shares, indebtedness or assets (or, at the option of the Corporation, the sum equal to the value thereof at the time of distribution as determined by the Board of Directors in its sole discretion) that would have been distributed to such holder if he had exercised his right to convert immediately prior to the record date for such determination.

     (g) In case of any consolidation with or merger of the Corporation with or into another corporation or entity, or in case of any sale, lease or conveyance to another Corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Series B Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible, at the option of the holder of the Series B Preferred Stock, into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series B Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series B Preferred Stock. No provision set forth in this Certificate of Designation shall be deemed so as to require the holder of the Series B Preferred Stock to convert, or serve as an automatic conversion, of the Series B Preferred Stock in the event of a consolidation with or merger of the Corporation with or into another corporation or entity, or in case of any sale, lease or conveyance to another corporation or entity of the assets of the Corporation as an entirety or substantially as an entirety.

07


     (h) In any case in which the provisions of this Section 7 shall require that any adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Series B Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to this Section 7, provided that the Corporation upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     (i) Whenever the Conversion Rate shall be adjusted as provided in Section 7, the Corporation shall forthwith file, at the office of any transfer agent for the Series B Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Rate that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by registered or certified mail, return receipt requested, postage prepaid, to each holder of shares of Series B Preferred Stock at its address appearing on the Corporation's records.

     8. Automatic Conversion into New Class of Preferred Stock in the Event of Merger of Corporation.

     (a) The provisions of this Section 8 shall control and be deemed in effect, notwithstanding anything to the contrary in this Certificate of Designation, in the event that the Corporation shall merge or consolidate with Olympic Cascade Financial Corporation or any other corporation or entity which is an affiliate of Olympic Cascade Financial Corporation ("Olympic") within a date which is within 9 months of the Issue Date. For purposes of this Section 8, any such transaction shall be referred to as an "Applicable Merger").

     (b) In the event of an Applicable Merger, if Olympic has issued, either (i) immediately prior to the effective date of the Applicable Merger or simultaneously therewith, or (ii) consummated a financing in contemplation of the Applicable Merger which includes a class of preferred stock of Olympic ("Olympic Preferred Stock"), then the Series B Preferred Stock shall automatically be converted into such class of Olympic Preferred Stock on a pro rata basis and shall be of no further force or effect.

     (c) The holder of the Series B Preferred Stock shall thereafter be entitled to receive shares of the Olympic Preferred Stock based upon the Aggregate Series B Preferred Stock upon the same terms as the other holders of the Olympic Preferred Stock and shall be entitled to all such other rights and privileges as he may otherwise be entitled as a holder of Olympic Preferred Stock.

     THIRD : For purposes of this Certificate of Designation for Series B Preferred Stock, the following definitions shall apply

     Aggregate Series B Issue Price. The term "Aggregate Series B Issue Price" shall mean the sum of $2,250,000.

     Closing Price. The term "Closing Price" shall mean (i) the last sales price regular way or, in case no sales takes place on such day, the average of the closing bid and asked prices regular way, in either case on the on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked price for such day as reported by the National Association of Securities Dealers, Inc. through the Nasdaq Stock Market (National or SmallCap Market, as applicable) ("Nasdaq") or
(ii) if the Common Stock is not listed on a national securities exchange or Nasdaq then the average of the bid and asked prices for such day reported by the OTC, or (iv) if no such bid and asked prices can be obtained for the Common Stock , the fair market value of one share of the Common Stock on such day as determined in good faith by the Board of Directors of the Corporation.

     Issue Date. The term "Issue Date" shall mean February 8, 2005.

     Issue Price. The term "Issue Price" shall mean $5.055 per share of Series B Preferred Stock.

     Junior Stock. The term "Junior Stock" shall mean any class or series of capital stock of the Corporation, including the Common Stock, ranking junior to the Series B Preferred Stock in respect of the right to receive dividends, and for the purposes of paragraph below, any class or series of capital stock of the Corporation, including the Common Stock, ranking junior to the Series B Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

08


     Senior Stock. The term "Senior Stock" shall mean any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series B Preferred Stock in respect of the right to receive dividends or to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation. The term Senior Stock shall not include the Corporation's class of Series A Preferred Stock outstanding on the Issue Date.

     Series B Preferred Shares . The term "Series B Preferred Shares" means then shares of Series B Preferred Stock.

     Subsidiary. The term "Subsidiary" shall mean any Corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

     FOURTH: The foregoing resolution of the Board of Directors of the Corporation was duly adopted by Unanimous Consent on February 8, 2005.



                            [signature page is next]

09


     FIFTH: The Certificate of Incorporation is amended so that the designation and the number of shares of each class and series acted upon in the resolution and the relative rights, preferences and limitations of each such class and series, are as stated in the resolution.

     IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this 8th day of February 2005.

                                            FIRST MONTAUK FINANCIAL CORP.


                                            /s/ Victor K. Kurylak
                                            ------------------------------------
                                            Victor K. Kurylak, President,
                                             Chief Executive Officer

CORPORATE SEAL


ATTEST:


/s/ Robert I. Rabinowitz
---------------------------------
Robert I. Rabinowitz, Secretary